UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
March 3, 2026

Crescent Capital BDC, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd. , Suite 2000 ,
Los Angeles, CA		90025
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (310)
235-5900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to 12(b) of the Act:
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC
5.00% Notes due 2026	FCRX	The New York Stock Exchange

Common Stock, par value $0.001 per share
(Title of class)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by
check
mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
As previously announced on November 3, 2025, Crescent Capital BDC, Inc., a Maryland corporation (the “Company”), entered into a Fourth Supplement to Note Purchase Agreement (the “Fourth Supplement”) by and among the Company and the qualified institutional investors named therein (the “Series 2025A Additional Purchasers”) governing the issuance of up to (a) $67.5 million in aggregate principal amount of senior unsecured notes due February 13, 2029 (the “Tranche A Notes”), (b) $67.5 million in aggregate principal amount of senior unsecured notes due February 13, 2031 (the “Tranche B Notes”) and $50.0 million in aggregate principal amount of senior unsecured notes due May 22, 2029 (the “Tranche C Notes” and, together with the Tranche A and Tranche B Notes, the “Series 2025A Notes”).
The issuance of the Tranche A Notes and Tranche B No
tes o
ccurred on February 13, 2026. The Tranche A Notes have a fixed interest rate of 5.87% and will be due on February 13, 2029 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. The Tranche B Notes have a fixed interest rate of 6.20% and will be due on February 13, 2031 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms.
The issuance of the Tranche C notes is expected to occur on May 22, 2026, subject to customary closing conditions.
In connection with the issuance of the Tranche A Notes and Tranche B Notes, the Company entered into an interest rate swap to swap from a fixed rate of interest to a floating rate of interest. With respect to the Tranche A Notes, the notional amount of the interest rate swap is $67.5 million, pursuant to which the Company will receive fixed rate interest at 5.87% and pay floating rate interest based on three month term SOFR plus 2.5325%. Such interest rate swap matures on Fe bru
ary 13, 2029. With respect to the Tranche B Notes, the notional amount of the interest rate swap is $67.5 million, pursuant to which the Company will receive a fixed rate interest at 6.20% and pay floating rate interest based on three month term SOFR plus 2.8050%. Such interest rate swap matures on February 13, 2031.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibits

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form
8-K
to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

Date: March 9, 2026	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer